OTHER LONG-TERM LIABILTIES	12 Months Ended
Dec. 31, 2022
Other Long Term Liabilties [Abstract]
OTHER LONG-TERM LIABILTIES

NOTE 15 - OTHER LONG-TERM LIABILTIES

Composition of other long-term liabilities, net of current maturities

	December 31,
	2022	2021
	US Dollars in thousands
Liability in respect of purchase of servers (a)	175	411
Liability in respect of royalties to government institutions (b)	563	660
Liability for contingent payment due to employee benefit (c)	1,006	760
Liability for forward contract for acquisitions, see note 6	1,536	2,238
	3,280	4,069

(a) The balance of $91 thousand is paid in 48 monthly installments from July 2019.

The balance of $ 279 thousand is paid in 58 monthly installments from July 2020. The implied interest rate in the transaction is 1.78%.

Current maturities as of December 31, 2022 and 2021 were $97 and $312 thousand, respectively.

(b) The liability in respect of royalties to government institutions was initially recognized at fair value based on the applicable discount rate. The Group capitalized the royalty liability using a discount rate of 14%. Current maturities as of December 31, 2022 and 2021 were $296 and $277 thousand, respectively.

As of December 31, 2022, the Company received an amount of NIS 3.93 million ($1.07 million) from the below support schemes and recognized a liability in respect of these grants in the amount of $773 thousands. Below is information about the support programs:

1) The “Smart Money” program and the “India, China, Japan” program – between 2014-2019, the Israeli Ministry of Economy issued the Company with approvals of eligibility to grants totaling NIS 4.1 million ($1.08 million) to be used a support in increasing the scope of sales in the USA, Japan, China and India. The accumulated amount of grants received through December 31,  2022 is NIS 2 million ($526 thousand).

2) The Halutz and Hadgama project – in November 2017, the Israeli Ministry of Energy issued the Company with an approval of eligibility for a grant of up to NIS 1.5 million ($413 thousand) out of an approved budget of up to NIS 3 million ($826 thousand) as part of the Halutz and Hadgama project for the development of a charging system for electric cars. As of the year ended December 31, 2022 the Company has not received new grants.

3) Public transportation pilot – in May 2019, the Israeli Innovation Authority issued the Company with an approval for eligibility for a grant of up to NIS 1.1 million ($314 thousand) out of an approved budget of up to NIS 2.2 million ($628 thousand) as part of the development of ticketing and validation systems for public transport. The accumulated amount of grants received through December 31,  2021 is NIS 441 thousand ($127 thousand).).

(c) The balance includes liabilities for contingent payments recognized as a separate transaction which is not included in the application of the acquisition method.

As of December 31, 2022 and 2021, regarding the liability for contingent payment of long-term employee benefit, which was not included in the application of the purchase method to the acquisition of VendSys is estimated at $1,006 thousand and $760 thousand, respectively.

As of December 31, 2022 and 2021, the liability has a current maturity to contingent payments in respect of long-term employee benefit that was not included in the application of the purchase method to the acquisition of Modularity is estimated at $56 thousand and $22 thousand, respectively.